SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 3, 2006

THE MACERICH COMPANY

(Exact Name of Registrant as Specified in its Charter)

MARYLAND	1-12504	95-4448705
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code  (310) 394-6000

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The Company issued a press release on November 3, 2006, announcing results of operations for the Company for the quarter ended September 30, 2006 and such press release is furnished as Exhibit 99.1 hereto.

The press release included as an exhibit with this report is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

ITEM 7.01             REGULATION FD DISCLOSURE.

On November 3, 2006, the Company made available on its website a quarterly financial supplement containing financial and operating information of the Company (“Supplemental Financial Information”) for the three and nine months ended September 30, 2006 and such Supplemental Financial Information is furnished as Exhibit 99.2 hereto.

The Supplemental Financial Information included as an exhibit with this report is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

Listed below are the financial statements, pro forma financial information and exhibits furnished as part of this report:

(a), (b) and (c) Not applicable.

(d) Exhibits.

Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed by the undersigned, hereunto duly authorized, in the City of Santa Monica, State of California, on November 3, 2006.

THE MACERICH COMPANY

By: THOMAS E. O’HERN

/s/ Thomas E. O’Hern
Executive Vice President,
Chief Financial Officer
and Treasurer

EXHIBIT INDEX

EXHIBIT
NUMBER	NAME

99.1	Press Release dated November 3, 2006

99.2	Supplemental Financial and Operating Information for the three and nine months ended September 30, 2006